TRC AGENCY, INC.


FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED JUNE 30 1996, THE
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



To TRC Agency, Inc.:


We have audited the accompanying balance sheets of TRC Agency, Inc. (TRC or the Company) as of June 30, 1996 and December 31, 1995, 1994 and 1993 and the related statements of income, stockholders' equity and cash flows for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of TRC Agency, Inc. as of June 30, 1996 and December 31, 1995, 1994 and 1993, and the results of its operations and its cash flows for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.

As described in Note 1, the Company has historically received all commission income from First American Dental Benefits, Inc. (FADB), and FADB performs certain administrative and operational functions on behalf of TRC at no cost to TRC. The Company has also entered into transactions with other entities affiliated through common control which are material in amount. Accordingly, the accompanying financial statements may not necessarily be indicative of the conditions that would exist or the results of operations if the Company had been operated as an unaffiliated entity.


/s/Deloitte & Touche LLP

August 1, 1996


TRC AGENCY, INC.

BALANCE SHEETS
AS OF JUNE 30, 1996 AND DECEMBER 31, 1995, 1994 AND 1993
------------------------------------------------------------------------------------------------------------------------------------


                                                                                        December 31,
                                                    June 30,          -------------------------------------------------
                                                     1996                1995                1994               1993

ASSETS
CURRENT ASSETS:
Cash and cash equivalents (Note 1)                $  17,552           $   6,849           $   3,955           $  26,823
Receivable from affiliate (Note 2)                  113,596             115,541             110,970              88,974
Other receivables                                     3,500               6,753
                                                  ---------           ---------           ---------           ---------
                                                  $ 134,648           $ 129,143           $ 114,925           $ 115,797
                                                  ---------           ---------           ---------           ---------
                                                  ---------           ---------           ---------           ---------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued agents' commissions                       $ 113,607           $ 115,528           $ 103,728           $  89,654
Accounts payable                                                                                                 13,240
Payable to affiliate (Note 2)                        46,000
                                                  ---------           ---------           ---------           ---------

    Total current liabilities                       159,607             115,528             103,728             102,894

STOCKHOLDERS' EQUITY:
Common stock, $1 par value; 100,000 shares
  authorized, 1,000 shares issued and
  outstanding                                         1,000               1,000               1,000               1,000
Retained earnings (accumulated deficit)             (25,959)             12,615              10,197              11,903
                                                  ---------           ---------           ---------           ---------

    Total stockholders' equity (deficit)            (24,959)             13,615              11,197              12,903
                                                  ---------           ---------           ---------           ---------

                                                  $ 134,648           $ 129,143           $ 114,925           $ 115,797
                                                  ---------           ---------           ---------           ---------
                                                  ---------           ---------           ---------           ---------



See notes to financial statements.                                             2


TRC AGENCY, INC.

STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
------------------------------------------------------------------------------------------------------------------------------------


                                                                                        December 31,
                                                  June 30,          ---------------------------------------------------
                                                    1996                1995                1994                1993
REVENUES:
Commission income (Note 1)                      $ 2,388,784         $ 5,374,893         $ 4,447,482         $ 4,043,847
Other income (expense)                                 (240)                820                  90                 470
                                                -----------         -----------         -----------         -----------

  Total revenues                                  2,388,544           5,375,713           4,447,572           4,044,317

EXPENSES:
Agents' commissions (Note 1)                        882,273           1,604,917           1,304,706           1,086,948
Stockholder commissions (Note 2)                                                                              2,415,368
Amerident Group agency
  commissions (Note 2)                                                                                          500,441
Other expenses, net (Note 2)                        100,845              95,878              76,411              29,657
                                                -----------         -----------         -----------         -----------

  Total expenses                                    983,118           1,700,795           1,381,117           4,032,414
                                                -----------         -----------         -----------         -----------

NET INCOME                                      $ 1,405,426         $ 3,674,918         $ 3,066,455         $    11,903
                                                -----------         -----------         -----------         -----------
                                                -----------         -----------         -----------         -----------







See notes to financial statements.                                             3


TRC AGENCY, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Retained
                                                            Common stock                   earnings
                                                    -----------------------------        (accumulated
                                                      Shares             Amount             deficit)             Total
BALANCES, January 1, 1993                               -              $    -            $      -            $      -

Issuance of stock                                     1,000               1,000                                   1,000

Net income                                                                                   11,903              11,903
                                                      -----            --------          ----------          ----------

BALANCES, December 31, 1993                           1,000               1,000              11,903              12,903

Distributions to stockholders                                                            (3,068,161)         (3,068,161)

Net income                                                                                3,066,455           3,066,455
                                                      -----            --------          ----------          ----------

BALANCES, December 31, 1994                           1,000               1,000              10,197              11,197

Distributions to stockholders                                                            (3,672,500)         (3,672,500)

Net income                                                                                3,674,918           3,674,918
                                                      -----            --------          ----------          ----------

BALANCES, December 31, 1995                           1,000               1,000              12,615              13,615

Distributions to stockholders                                                            (1,444,000)         (1,444,000)

Net income                                                                                1,405,426           1,405,426
                                                      -----            --------          ----------          ----------

BALANCES, June 30, 1996                               1,000            $  1,000          $  (25,959)         $  (24,959)
                                                      -----            --------          ----------          ----------
                                                      -----            --------          ----------          ----------






See notes to financial statements.                                             4


TRC AGENCY INC.

STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        December 31,
                                                   June 30,         ---------------------------------------------------
                                                    1996                1995                1994                1993
CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net income                                      $ 1,405,426         $ 3,674,918         $ 3,066,455         $    11,903
Adjustments to reconcile net income
 to net cash provided by
 operating activities:
 Changes in assets and liabilities:
   Receivable from affiliate                          1,945              (4,571)            (21,996)            (88,974)
   Other receivables                                  3,253              (6,753)
   Accounts payable                                                                         (13,240)             13,240
   Accrued agents' commissions                       (1,921)             11,800              14,074              89,654
   Payable to affiliate                              46,000
                                                -----------         -----------         -----------         -----------

     Net cash provided by
       operating activities                       1,454,703           3,675,394           3,045,293              25,823

CASH FLOWS FROM FINANCING
 ACTIVITIES:
Issuance of stock                                                                                                 1,000
Distributions to stockholders (Note 3)           (1,444,000)         (3,672,500)         (3,068,161)
                                                -----------         -----------         -----------         -----------

     Net cash (used in) provided by
       financing activities                      (1,444,000)         (3,672,500)         (3,068,161)              1,000
                                                -----------         -----------         -----------         -----------

NET INCREASE (DECREASE) IN
 CASH AND CASH EQUIVALENTS                           10,703               2,894             (22,868)             26,823

CASH AND CASH EQUIVALENTS,
 beginning of year                                    6,849               3,955              26,823
                                                -----------         -----------         -----------         -----------

CASH AND CASH EQUIVALENTS,
 end of year                                    $    17,552         $     6,849         $     3,955         $    26,823
                                                -----------         -----------         -----------         -----------
                                                -----------         -----------         -----------         -----------






See notes to financial statements.                                             5

TRC AGENCY, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
--------------------------------------------------------------------------------


1.   GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS - TRC Agency, Inc. (TRC or the Company) is a managing agent which oversees and pays agent commissions to a large number of writing and general (sub) agents on behalf of First American Dental Benefits, Inc.
     (FADB) (an affiliated company). The Company was incorporated in the State of Texas on December 11, 1992 and issued founders stock and commenced operations in 1993.

     TRANSACTIONS WITH AFFILIATED COMPANIES - TRC is affiliated through common ownership with FADB (the two stockholders owning 100% of TRC also own 90% of FADB). The Company has historically received all commission income from FADB. FADB performs certain administrative and operational functions on behalf of TRC, at no cost to TRC. The Company has also entered into transactions with other entities affiliated through common control (including American Dental Benefits Group and Amerident Group), which are material in amount. Accordingly, the accompanying financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated entity.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     COMMISSION INCOME AND EXPENSES - Commission income is recorded as revenue in the month the income is earned. Commission expense is recognized as incurred. Operating expenses are recognized when incurred.

     CASH AND CASH EQUIVALENTS - The Company considers highly-liquid investments with original maturities of three months or less when purchased to be cash equivalents.

     INCOME TAXES - During fiscal 1993, the Company was taxed as a C corporation, whereby the taxable income is subject to standard corporate tax rates. Due to the minimal taxable income during fiscal 1993, the tax benefit is included in other expenses. At the beginning of fiscal 1994, the Company converted to S corporation status, whereby the taxable income is included in the personal returns of the stockholders.

TRC AGENCY, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND
THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993 (Continued)
--------------------------------------------------------------------------------


2.   RELATED PARTY TRANSACTIONS

     The Company receives all commission income from FADB (see Note 1).

     Receivable from affiliate represents commission income receivable from FADB.

     Payable to affiliate represents amounts due FADB for consulting services paid by FADB on behalf of TRC.

     The Company made payments for legal services to a minority stockholder of FADB. These payments totaled $57,006 for the six months ended June 30, 1996 and $89,238 and $19,752 for the years ended December 31, 1995 and 1994, respectively. Such amounts have been included in other expenses in the accompanying statements of income.

     The Company paid commissions to Amerident Group (an affiliated company, see
     Note 1) of approximately $500,000 during the year ended December 31, 1993.

     During fiscal 1993, the Company paid commissions totaling $2,415,368 to its two stockholders.


3.   STOCKHOLDERS' EQUITY

     During the six months ended June 30, 1996 and the years ended December 31, 1995 and 1994, the Company made combined aggregate distributions to its stockholders, totaling $1,444,000, $3,672,500 and $3,068,161, respectively.


4.   SUBSEQUENT EVENTS

     On July 10, 1996, the Company signed a letter of intent to sell all of the issued and outstanding capital stock of the Company and FADB, and concurrent with the sale, the stockholders will enter into noncompetition agreements with the buyer. The total consideration for both TRC and FADB and the noncompete agreements will be $23,576,000 in cash. $19,000,000 will be paid at the closing for the shares of the Company, FADB and the noncompetition of a minority stockholder of FADB. $3,576,000 will be paid over three years as consideration for the five-year noncompetition agreements entered into by the two stockholders of the Company. $1,000,000 will be held in an escrow account to be paid, subject to resolution of any contingencies or issues that may arise, to the stockholders on the second anniversary after the closing.


                                                                              7